                                                  EXHIBIT 24.1


                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.


                                   JOAN T. BOK
                              -------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF WORCESTER           )

     On this 5th day of January, 1995, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                        RENEE M. KOSSUTH
                                   ----------------------------
                                        Notary Public

My Commission Expires:  April 24, 1998

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert M. Heyssel, of Seaford, State of Delaware, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 27th day of January, 1995.


                                   ROBERT M. HEYSSEL
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 27th day of January, 1995, before me personally appeared Robert M. Heyssel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        HARRIET CONLON
                                   ----------------------------
                                        Notary Public

My Commission Expires:   HARRIET CONLON
                         Notary Public -- Notary Seal
                         STATE OF MISSOURI
                         ST. LOUIS COUNTY
                         My Commission Expires August 15, 1998

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Hoffman, of St. Louis County, State of Missouri, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.


                                   R. B. HOFFMAN
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 5th day of January, 1995, before me personally appeared Robert B. Hoffman, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        MARY HELEN MOSS
                                   ----------------------------
                                        Notary Public

My Commission Expires:  August 10, 1997

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Gwendolyn S. King, of Philadelphia, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 6th day of January, 1995.


                                   GWENDOLYN S. KING
                              -------------------------------


COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF PHILADELPHIA        )

     On this 6th day of January, 1995, before me personally appeared Gwendolyn S. King, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                        SUZANNE SCHWARTZ
                                   ----------------------------
                                        Notary Public

My Commission Expires:  June 12, 1995
          NOTARIAL SEAL
          SUZANNE SCHWARTZ, Notary Public
          City of Philadelphia, Phila. County
          My Commission Expires June 12, 1995

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Philip Leder, of Chestnut Hill, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 12th day of January, 1995.


                                   PHILIP LEDER
                              -------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF SUFFOLK             )

     On this 12th day of January, 1995, before me personally appeared Philip Leder, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        TERRI BRODERICK
                                   ----------------------------
                                        Notary Public

My Commission Expires:  6/21/96

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.


                                   HOWARD M. LOVE
                              -------------------------------


COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF ALLEGHENY           )

     On this 5th day of January, 1995, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        JOAN M. ZAKOR
                                   ----------------------------
                                        Notary Public

My Commission Expires:   Notarial Seal
                         Joan M. Zakor, Notary Public
                         Pittsburgh, Allegheny County
                         My Commission Expires April 14, 1995
                    Member, Pennsylvania Association of Notaries

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Richard J. Mahoney, of St. Louis County, State of Missouri, Principal Executive Officer and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030,
33-39704, 33-39705, 33-39706, 33-39707, 33-49717, 33-53363,
33-53365 and 33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1995.


                                   R. J. MAHONEY
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 11th day of January, 1995, before me personally appeared Richard J. Mahoney, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        MARY K. BRADY
                                   ----------------------------
                                        Notary Public

My Commission Expires:   MARY K. BRADY
                         NOTARY PUBLIC STATE OF MISSOURI
                         ST. LOUIS COUNTY
                         MY COMMISSION EXP. MAY 21, 1996

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Frank A. Metz, Jr., of Sloatsburg, State of
New York, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 6th day of Jan., 1995.


                                   FRANK A. METZ, JR.
                              -------------------------------


STATE OF NEW YORK   )
                    ) SS
COUNTY OF ROCKLAND  )

     On this 6th day of January, 1995, before me personally appeared Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        MARY ALICE CONWAY
                                   ----------------------------
                                        Notary Public

My Commission Expires:   1/23/95
                         MARY ALICE CONWAY
                         Notary Public, State of New York
                         No. 5007249
                         Qualified in Orange County
                         Commission Expires January 25, 1995

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Buck Mickel, of Greenville, State of South Carolina, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 5 day of January, 1995.


                                   BUCK MICKEL
                              -------------------------------


STATE OF SOUTH CAROLINA  )
                         ) SS
COUNTY OF GREENVILLE     )

     On this 5th day of January, 1995, before me personally appeared Buck Mickel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        DOROTHY F. KING
                                   ----------------------------
                                        Notary Public

My Commission Expires:  My Commission Expires February 13, 2000

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Jacobus F. M. Peters, of Wassenaar, Country of The Netherlands, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 10th day of January, 1995.


                                   JACOBUS F. M. PETERS
                              -------------------------------


COUNTRY OF THE NETHERLANDS    )
                              ) SS
CITY OF WASSENAAR             )

     On this ----- day of ---------------, 1995, before me
personally appeared Jacobus F. M. Peters, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                   ----------------------------
                                        Notary Public
My Commission Expires:  ---------------------------------------

Seen for legalisation of the above signature of Mr Drs Jacobus
Franciscus Maria Peters, born on the eighth of September nineteen-hundred and thirty one in Amsterdam, residing at (2244
AK) Wassenaar, Dennenlaan 15, by me, Annemarie van Lonkhuijzen, civil law notary, residing in The Hague.

The Hague, tenth of January nineteenhundred and ninety five.

A. VAN LONKHUIJZEN
NOTARIS TE 's-GRAVENHAGE           A. VAN LONKHUIJZEN
                              ------------------------------

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Nicholas L. Reding, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 18th day of January, 1995.


                                   NICHOLAS L. REDING
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 18th day of January, 1995, before me personally appeared Nicholas L. Reding, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        THERESA A. VALENTINE
                                   ----------------------------
                                        Notary Public

My Commission Expires:   January 20, 1998
                         THERESA A. VALENTINE
                         NOTARY PUBLIC STATE OF MISSOURI
                         MY COMMISSION EXPIRES JAN. 20, 1998
                         ST. LOUIS COUNTY

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, John S. Reed, of Princeton, State of New Jersey, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 17th day of January, 1995.


                                   JOHN S. REED
                              -------------------------------


STATE OF NEW YORK   )
                    ) SS
COUNTY OF NEW YORK  )

     On this 17th day of January, 1995, before me personally appeared John S. Reed, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        MARY F. CHIODI
                                   ----------------------------
                                        Notary Public

My Commission Expires:   MARY F. CHIODI
                         Notary Public, State of New York
                         No. 4506585
                         Qualified in Nassau County
                         Commission Expires January 31, 1996

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, William D. Ruckelshaus, of Houston, State of Texas, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 6 day of January, 1995.


                                   WILLIAM D. RUCKELSHAUS
                              -------------------------------


STATE OF TEXAS      )
                    ) SS
COUNTY OF HARRIS    )

     On this 6th day of January, 1995, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        CYNTHIA L. REYNOLDS
                                   ----------------------------
                                        Notary Public

My Commission Expires:  05-09-96
     NOTARY PUBLIC       CYNTHIA L. REYNOLDS
     STATE OF TEXAS      MY COMMISSION EXPIRES
                         May 9, 1996

                       POWER OF ATTORNEY
                       -----------------


KNOW ALL MEN BY THESE PRESENTS:

     That I, Bruce R. Sents, of St. Louis County, State of Missouri, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 5 day of January, 1995.


                                   BRUCE R. SENTS
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 5th day of January, 1995, before me personally appeared Bruce R. Sents, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        ROBERT L. KELLEY
                                   ----------------------------
                                        Notary Public

My Commission Expires:   October 5, 1996
                         ROBERT L. KELLEY
                         NOTARY PUBLIC STATE OF MISSOURI
                         ST. LOUIS COUNTY
                         MY COMMISSION EXP. OCT. 5, 1996

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Shapiro, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 10th day of January, 1995.


                                   R. B. SHAPIRO
                              -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

     On this 10th day of January, 1995, before me personally appeared Robert B. Shapiro, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        BEVERLY A. OHM
                                   ----------------------------
                                        Notary Public

My Commission Expires:  Feb. 12, 1998

                       POWER OF ATTORNEY
                       -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, John B. Slaughter, of Pasadena, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-46845 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; and (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per-sonally present and executing any of said documents.

     Witness my hand this 10th day of January, 1995.


                                   JOHN B. SLAUGHTER
                              -------------------------------


STATE OF CALIFORNIA      )
                         ) SS
COUNTY OF LOS ANGELES    )

     On this 10th day of January, 1995, before me personally appeared John B. Slaughter to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        KAY LYNN FUJIWARA
                                   ----------------------------
                                        Notary Public

My Commission Expires:  ---------------------------------------
     THE GREAT SEAL           KAY LYNN FUJIWARA
     OF THE STATE OF          COMM. #995481
     CALIFORNIA               Notary Public--California
                              LOS ANGELES COUNTY
                              My Comm. Expires JUN 11, 1997